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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 6, 2005


                               CASH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           0-18317                                           87-0398535
  (Commission File Number)                                 (IRS Employer
                                                         Identification No.)


                       3201 WEST COUNTY ROAD 42, SUITE 106
                           BURNSVILLE, MINNESOTA 55306
               (Address of Principal Executive Offices) (Zip Code)


                                 (952) 895-8399
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On January 6, 2005, Craig Potts resigned from the Board of Directors of Cash Systems, Inc. (the "Company").

(d) On January 6, 2005, the Board of Directors of the Company, acting pursuant to authority granted by the Company's Bylaws, elected Michael D. Rumbolz as a director. Mr. Rumbolz was then appointed Chairman of the Board. Mr. Rumbolz was not appointed to serve on any committee of the Board at this time.

         The newly elected director and Chairman was not named as director or Chairman pursuant to any arrangement or understanding with any third person. There is not currently, nor has there been in the past, any transaction with the Company or any of its subsidiaries or affiliates in which Mr. Rumbolz has or had a direct or an indirect material interest.

         The full text of the press release announcing the election of Chairman is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.


ITEM 8.01.  OTHER EVENTS

         On January 10, 2005, the Company issued a press release announcing that the Board of Directors authorized a 1,000,000 share stock buyback program as part of the Company's overall strategy to prudently allocate resources to enhance shareholder value.

         The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                           99.1     Press Release dated January 10, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 11, 2005                   CASH SYSTEMS, INC.



                                           By    /s/ David S. Clifford
                                             --------------------------------
                                                 David S. Clifford
                                                 Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K


                               CASH SYSTEMS, INC.


Date of Report:                                             Commission File No.:
January 6, 2005                                                          0-18317


EXHIBIT NO.                ITEM
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99.1                       Press Release dated January 10, 2005